SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  April 24, 1996

                       RITE AID CORPORATION
      (Exact name of registrant as specified in its charter)

     Delaware                        1-5742               23-1614034
(State or other jurisdiction     (Commission File      (IRS Employer of
incorporation or organization)      Number)            Identification No.)

                  30 Hunter Lane, Camp Hill, PA 17011
                (Address of principal executive offices)

         Registrant's telephone number, including area code:
                              (717) 761-2633

                             Not Applicable
    (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

     On April 24, 1996, Rite Aid Corporation (the "Registrant") issued a press release which announced, among other things, that the Registrant and its wholly owned subsidiary, Ocean Acquisition Corporation (the "Purchaser"), have terminated the Purchaser's offer to purchase 35,144,833 shares of common stock, par value $.01 per share (the "Shares"), of Revco D.S., Inc., ("Revco"), at a price of $27.50 per Share. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     On April 25, 1996, the Registrant, the Purchaser and Revco terminated the Agreement and Plan of Merger, dated as of November 29, 1995, by and among the Registrant, the Purchaser and Revco.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

 (a)   Financial Statements of the Businesses Acquired.
       Not Applicable.

 (b)   Pro Forma Financial Information.
       Not Applicable.

 (c)   Exhibits:

Ex. No.        Description

99.1. Text of Press Release, dated April 24, 1996, issued by the Registrant.

                            SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RITE AID CORPORATION

Date: April 29, 1996                      By:  /s/ Elliot S. Gerson
                                              ----------------------
                                               Elliot S. Gerson
                                               Senior Vice President

EXHIBIT INDEX

Ex. No.           Description

99.1. Text of Press Release, dated April 24, 1996, issued by the Registrant.